Exhibit 99.2

DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

The following information is provided for each of the directors and executive officers of the Reporting Persons:

•	Name

•	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted.

Directors and Executive Officers of Jereissati Telecom S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Carlos Francisco Ribeiro Jereissati	Rua Angelina Maffei Vita, 200 (10º andar) - Jardim Paulistano - São Paulo – SP – CEP: 01489-900

Member of the Board of Directors, TmarPart

Chairman of the Board of Directors, Iguatemi Empresas de Shopping Centers S.A.

Chairman of the Board of Directors, Jereissati Telecom S.A.

Chairman of the Board of Directors, LF Tel S.A.

Chairman of the Board of Directors, Jereissati Participações S.A.

Aparecido Carlos Correia Galdino	Rua Angelina Maffei Vita, 200 (10º andar) - Jardim Paulistano - São Paulo – SP – CEP: 01489-900

Managing officer and investor relations officer, Jereissati Participações S.A.

Member of the board of directors, Jereissati Telecom S.A., LF Tel S.A.

Member of the Audit Committee, Iguatemi Empresa de Shopping Centers S.A., Telemar Participações S.A. Contax Participações S.A. and Tele Norte Celular Participações S.A.

Thomas Cornelius Azevedo Reichenheim	Rua Tucumã, nº611- 9º andar – São Paulo/SP (residence)	Member of the board of directors of Jereissati Telecom S.A. Partner Owner, Carisma Comercial ltda., and T.R Portfolios Ltda.

Fernando Magalhães Portella	Rua Angelina Maffei Vita, 200 (11º andar) - Jardim Paulistano - São Paulo – SP – CEP: 01489-900

Member of the board of directors of Jereissati Telecom S.A. and Vice President of Jereissati Telecom S.A.; Vice-President of LF Tel S.A.

Member of the board of directors of Iguatemi Empresa de Shopping Centers S.A.

Chief Executive Officer, Jereissati Participacões S.A.

Alternate Director, TmarPart

Cassio Casseb Lima	Rua Pinheiros, nº 870, 20th floor – São Paulo/SP – Brazil – CEP: 05422-001

Member of the board of directors,Jereissati Telecom S.A.

Member of the board of directors, Jereissati Participações S.A.

Member of the board of directors, Marisa Lojas S.A.

Sênior Advisor, Banco Morgan Stanley Brasil S.A.

Member of the board of directors, Reciclar – Instituto de Reciclagem do Adolescente

Member of Advisor Board, Principal Financial Group

Pedro Jereissati	Rua Angelina Maffei Vita, 200 (11º andar) - Jardim Paulistano - São Paulo – SP – CEP: 01489-900

Chief Executive Officer and Investor Relations Officer and Director, TmarPart

Non Executive Director, Portugal Telecom SGPS, S.A.

Chief Executive Officer and Director, Jereissati Telecom S.A.

Chief Executive Officer and Director, EDSP75 Participações S.A.

Chief Executive Officer and Director, LF Tel S.A.

Member of the Board of

Directors, Iguatemi Empresa de Shopping Centers S.A.

Member of the Board of

Directors, Jereissati Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

Sidnei Nunes	Rua Angelina Maffei Vita, 200 (11º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01489-900

Managing Officer of Jereissati Participações S.A., Jeressati Telecom S.A., LF TEL S.A.

Member of the board of directors of LF Tel S.A., Jereissati Telecom S.A., Iguatemi Empresa de Shopping Centers S.A., and Grande Moinho Cearense S.A.

Alexandre Jereissati Legey	Rua Angelina Maffei Vita, 200 (11º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01489-900

Alternate Member of Board of Directors, TmarPart

Executive Officer, Valverde

Alternate Member of the Board of

Directors, Tele Norte Celular Participações S.A.

Chief Financial Officer and Investor Relations Officer, LF Tel S.A.

Chief Financial Officer and Investor Relations Officer, Jereissati Telecom S.A.

Vice President, EDSP75 Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

Directors and Executive Officers of EDSP75 Participações S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Pedro Jereissati	Rua Angelina Maffei Vita, 200 (10º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01455-070

Chief Executive Officer and Investor Relations Officer and Director, TmarPart

Non Executive Director, Portugal Telecom SGPS, S.A.

Chief Executive Officer and Director, Jereissati Telecom S.A.

Chief Executive Officer and Director, EDSP75 Participações S.A.

Chief Executive Officer and Director, LF Tel S.A.

Member of the Board of

Directors, Iguatemi Empresa de Shopping Centers S.A.

Member of the Board of

Directors, Jereissati Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

Alexandre Jereissati Legey	Rua Angelina Maffei Vita, 200 (10º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01455-070

Alternate Member of Board of Directors, TmarPart

Executive Officer, Valverde

Alternate Member of the Board of

Directors, Tele Norte Celular Participações S.A.

Chief Financial Officer and Investor Relations Officer, LF Tel S.A.

Chief Financial Officer and Investor Relations Officer, Jereissati Telecom S.A.

Vice President, EDSP75 Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

Shakhaf Wine	Rua Borges de Medeiros, nº633- conjunto 301 – Rio de Janeiro/RJ CEP 22430-041

Alternate Member of Board of Directors, TmarPart

Executive Director, Portugal Telecom, SGPS, S.A.

President of the Board of Directors of Bratel Brasil S.A.

Member of the Board of

Directors, Contax Participações S.A.

Vice President, Pasa Participações S.A.

Vice President EDSP75 Participações S.A.

Member of the Board of Directors and Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Vice President, AG Telecom Participações S.A.

Directors and Executive Officers of LF Tel S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Carlos Francisco Ribeiro Jereissati	Rua Angelina Maffei Vita, 200 (10º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01455-070

Member of the Board of Directors, TmarPart

Chairman of the Board of Directors, Iguatemi Empresas de Shopping Centers S.A.

Chairman of the Board of Directors, Jereissati Telecom S.A.

Chairman of the Board of Directors, LF Tel S.A.

Chairman of the Board of Directors, Jereissati Participações S.A.

Carlos Jereissati	Rua Angelina Maffei Vita, 200 (10º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01455-070

Alternate Member of Board of Directors, TmarPart

Chief Executive Officer, Iguatemi Empresa de Shopping Centers – IESC

Member of the Board of

Directors, Jereissati Participações S.A. Member of the Board of

Directors, LF Tel S.A.

Member of the Board of

Directors, Jereissati Telecom S.A. Member of the Board of

Directors, CTX Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Sidnei Nunes	Rua Angelina Maffei Vita, 200 (10º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01455-070

Managing Officer of Jereissati Participações S.A., Jeressati Telecom S.A., LF TEL S.A.

Member of the board of directors of LF Tel S.A., Jereissati Telecom S.A., Iguatemi Empresa de Shopping Centers S.A., and Grande Moinho Cearense S.A.

Aparecido Carlos Correia Galdino	Rua Angelina Maffei Vita, 200 (10º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01455-070

Managing officer and investor relations officer, Jereissati Participações S.A.

Member of the board of directors, Jereissati Telecom S.A., LF Tel S.A.

Member of the Audit Committee, Iguatemi Empresa de Shopping Centers S.A., Telemar Participações S.A. Contax Participações S.A. and Tele Norte Celular Participações S.A.

Pedro Jereissati	Rua Angelina Maffei Vita, 200 (11º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01489-900

Chief Executive Officer and Investor Relations Officer and Director, TmarPart

Non Executive Director, Portugal Telecom SGPS, S.A.

Chief Executive Officer and Director, Jereissati Telecom S.A.

Chief Executive Officer and Director, EDSP75 Participações S.A.

Chief Executive Officer and Director, LF Tel S.A.

Member of the Board of

Directors, Iguatemi Empresa de Shopping Centers S.A.

Member of the Board of

Directors, Jereissati Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

Fernando Magalhães Portella	Rua Angelina Maffei Vita, 200 (11º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01489-900	Alternate Member of Board of Directors, TmarPart Chief Executive Officer, Jereissati Participacões S.A. Member of Board of Directors, Iguatemi Empresa de Shopping Center S.A.

Alexandre Jereissati Legey	Rua Angelina Maffei Vita, 200 (11º andar) - Jardim Paulistano - São Paulo – SP - CEP: 01489-900

Alternate Member of Board of Directors, TmarPart

Executive Officer, Valverde

Alternate Member of the Board of

Directors, Tele Norte Celular Participações S.A.

Chief Financial Officer and Investor Relations Officer, LF Tel S.A.

Chief Financial Officer and Investor Relations Officer, Jereissati Telecom S.A.

Vice President, EDSP75 Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

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